Rule 497(e)
File Nos. 333-146241 and 811-22102

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated October 16, 2009
To the Prospectus dated May 1, 2009

Effective September 23, 2009, the name of the Alger American Fund was changed to the Alger Portfolios.  In addition, the name of the Alger American Small Cap Growth Portfolio (Class O) was been changed to the Alger Small Cap Growth Portfolio (Class I-2).

Accordingly, the reference to the Alger American Fund on page 15 of the Prospectus is deleted in its entirety and replaced with Alger Portfolios.  In addition, the name Alger American Small Cap Growth Portfolio (Class O) on page 12 of the Prospectus should be deleted in its entirety and replaced with the Alger Small Cap Growth Portfolio (Class I-2).

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2009.  Please keep this Supplement for future reference.